UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   October 26, 2006
                                                 -------------------------------


--------------------------------------------------------------------------------
                    Hercules Technology Growth Capital, Inc.


--------------------------------------------------------------------------------
          Maryland                814-00702                74-3113410



--------------------------------------------------------------------------------
     525 University Avenue, Suite 700, Palo Alto, CA          94301


 Registrant's telephone number, including area code       650/289-3060
                                                     ---------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On October 26, 2006 Hercules Technology Growth Capital, Inc., issued a press release announcing its earnings for the quarter ended September 30, 2006. The text of the press release is included as an exhibit to this Form 8-K.


Item 9.01  Financial Statements and Exhibits

(d) Exhibits

99.1  Press release dated October 26, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       HERCULES TECHNOLOGY GROWTH CAPITAL, INC.


October 26, 2006
                                                /s/ Scott Harvey
                                                ----------------
                                                Scott Harvey
                                                Chief Legal Officer

                                  EXHIBIT INDEX


Exhibit No.     Description of Exhibits
-----------     -----------------------
    99.1        Press Release dated October 26, 2006